UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2020

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
A Ordinary Shares	GBLI	NASDAQ Global Select Market
7.75% Subordinated Notes due 2045	GBLIZ	NASDAQ Global Select Market
7.875% Subordinated Notes due 2047	GBLIL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 12, 2020, Global Indemnity Limited (“Global Indemnity”) will host an Investor Day call. A copy of the Investor Day presentation materials is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 Regulation FD Disclosure of the Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 Regulation FD Disclosure of the Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events

On March 12, 2020 Global Indemnity announced that it will be hosting an Investor Day call on March 12, 2020. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Other Events

(d) Exhibits

Exhibit No.	Description

99.1	Presentation for the Investor Day.

99.2	Press release of Global Indemnity Limited dated March 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Limited

March 12, 2020	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer